ABRDN FUNDS

(the “Trust”)

abrdn EM SMA Completion Fund

(the “Fund”)

Supplement dated August 4, 2025 to the Fund’s Statement of Additional Information (the “SAI”) dated

February 28, 2025, as supplemented to date

Ms. Katie Gebauer was appointed as Chief Compliance Officer of the Trust on June 11, 2025. Effective immediately, the following replaces the “OFFICERS OF THE TRUST” table in the section entitled “BOARD OF TRUSTEES AND OFFICERS OF THE TRUST” starting on page 38 of the Fund’s SAI:

OFFICERS OF THE TRUST
NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE *	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Alan Goodson ** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	President and Chief Executive Officer (Since 2022)	Currently, Executive Director and Head of Product & Client Solutions - Americas for abrdn Inc., overseeing Product Management & Governance, Product Development and Client Solutions for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of abrdn Inc. and joined abrdn Inc. in 2000.
Katie Gebauer ** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President and Chief Compliance Officer (Since 2025)	Currently, Head of U.S. Registered Fund Compliance. Ms. Gebauer joined abrdn Inc. in 2014.
Michael Marsico ** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1980	Treasurer, Chief Financial Officer and Principal Accounting Officer (Since 2023)	Currently, Senior Product Manager – US for abrdn Inc. Mr. Marsico joined abrdn Inc. as a Fund Administrator in 2014.
Megan Kennedy ** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President (Since 2009)	Currently, Senior Director, Product Governance for abrdn Inc. Ms. Kennedy joined abrdn Inc. in 2005.
Lucia Sitar **	Vice President	Currently, Vice President and Head of Product Management and

abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	(Since 2008)	Governance for abrdn Inc. since 2020. Previously, Ms. Sitar was Managing U.S. Counsel for abrdn Inc. She joined abrdn Inc. as U.S. Counsel in 2007.
Joseph Andolina ** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Vice President (Since 2017)	Currently, Chief Risk Officer - Americas for abrdn Inc. and serves as the Chief Compliance Officer for abrdn Inc. Prior to joining the Risk and Compliance Department, he was a member of abrdn Inc.’s Legal Department, where he served as US Counsel since 2012.
Ben Moser ** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1979	Vice President (Since 2018)	Currently, Head of Commercial Operations, Americas for abrdn Inc. Mr. Moser joined abrdn Inc. in July 2008.
Sharon Ferrari ** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Vice President (Since 2022)	Currently, Director, Product Management for abrdn Inc. Ms. Ferrari joined the company in 2008.
Heather Hasson ** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1982	Vice President (Since 2022)	Currently, Senior Product Solutions and Implementation Manager for abrdn Inc. Ms. Hasson joined the company in November 2006.
Andrew Kim ** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President (Since 2022)	Currently, Senior Product Governance Manager – Attorney for abrdn Inc. Mr. Kim joined abrdn Inc. as a Product Manager in 2013.
Robert Hepp ** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President (Since 2022)	Currently, Senior Product Governance Manager for abrdn Inc. Mr. Hepp joined abrdn Inc. as a Senior Paralegal in 2016.
Matt Kence**	Vice President (Since 2022)	Currently, Investment Director for abrdn Inc.

abrdn Inc. 28 State Street 17th floor Boston, MA 02109 Year of Birth: 1974
George Westervelt** abrdn Inc. 28 State Street 17th floor Boston, MA 02109 Year of Birth: 1977	Vice President (Since 2022)	Currently, Head of Global High Yield and Head of U.S. High Yield Research for abrdn Inc.
Ben Ritchie** abrdn Investments Limited 280 Bishopsgate London, E2M 4AG Year of Birth: 1980	Vice President (Since 2022)	Currently, Head of the Developed Markets Equities team at Aberdeen.
Svitlana Gubriy** abrdn Inc. 1 George Street Edinburgh EH2 2LL Year of Birth: 1972	Vice President (Since 2022)	Currently, Head of Indirect Real Assets at Aberdeen. Ms. Gubriy joined the company in 2005.
Josh Duitz** abrdn Inc. 875 Third Ave 4th Floor, Suite 403 New York, NY 10022 Year of Birth: 1970	Vice President (Since 2022)	Currently, Head of Global Income at abrdn Inc. Mr. Duitz joined abrdn Inc. in 2018 from Alpine Woods Capital Investors LLC where he was a Portfolio Manager.
Jonathan Mondillo** abrdn Inc. 875 Third Ave 4th Floor, Suite 403 New York, NY 10022 Year of Birth: 1983	Vice President (Since 2022)	Currently, Global Head of Fixed Income. He joined the firm in 2018. Previously he managed mutual funds at Alpine Woods Capital Investors, LLC.
Devan Kaloo** abrdn Investments Limited 280 Bishopsgate London, E2M 4AG Year of Birth: 1972	Vice President (Since 2022)	Currently, Global Head of Equities and Head of Global Emerging Markets Equities for abrdn. Mr. Kaloo joined abrdn in 2000 as part of the Asian equities team in Singapore.
Chris Colarik** abrdn Inc. 1900 Market Street	Vice President (Since 2022)	Currently, Head of U.S. Smaller Companies at abrdn Inc. He joined the firm in March 2023. Previously,

Suite 200 Philadelphia, PA 19103 Year of Birth: 1972		he was a portfolio manager at Glenmede Investment Management.
Nick Robinson** abrdn Investments Limited 280 Bishopsgate London, E2M 4AG Year of Birth: 1978	Vice President (Since 2022)	Currently, Deputy Head of Global Emerging Market Equities on the Global Emerging Markets Equity team at Aberdeen. Mr. Robinson joined the company in 2000.
Awais Khan abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President (Since 2024)	Currently, Head of ETF Portfolio Management and Capital Markets for abrdn. Previously, he was a portfolio manager at The Vanguard Group.
Kolotioloma Silue** abrdn Inc. 28 State Street 17th floor Boston, MA 02109 Year of Birth: 1977	Vice President (Since 2024)	Currently, Senior Product Manager for abrdn Inc. Mr. Silue joined abrdn Inc. in October 2023 from Tekla Capital Management where he was employed as a Senior Manager of Fund Administration.
* Each officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.
** Each officer of the Trust holds officer position(s) in one or more of the following: abrdn Asia-Pacific Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Global Income Fund, Inc., abrdn Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., abrdn Japan Equity Fund, Inc., abrdn Income Credit Strategies Fund, abrdn Global Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Infrastructure Income Fund, abrdn National Municipal Income Fund, abrdn Healthcare Investors, abrdn Life Sciences Investors, abrdn Healthcare Opportunities Fund, abrdn World Healthcare Fund and abrdn ETFs (consisting of 3 portfolios), each of which may also be deemed to be a part of the same “Fund Complex” as the Trust.

Please retain this Supplement for future reference.